UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.

                                 FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

     Date of Report (Date of Earliest event reported): September 12, 2005

                         EPOCH HOLDING CORPORATION
          ______________________________________________________
          (Exact name of registrant as specified in its charter)

Delaware                                 1-9728            20-1938886
____________________________   ________________________ ___________________
(State or other jurisdiction   (Commission File Number)  (IRS Employer
of incorporation)                                       Identification No.)

640 Fifth Avenue, 18th Floor, New York, NY                  10019
__________________________________________                ________
Address of principal executive offices                    Zip Code

Registrant's telephone number, including area code:   212-303-7200

                                    N/A
       _____________________________________________________________
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard. Transfer of Listing.

    On September 12, 2005, Epoch Holding Corporation ("Epoch" or the "Company") announced that its application for listing on The NASDAQ SmallCap Market ("Nasdaq SmallCap") has been approved. The Company expects to commence trading within the next 30 days. Epoch's trading on the Over-the-Counter Bulletin Board will cease upon commencement of trading on Nasdaq SmallCap.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibit

         Exhibit No. 99.1

         Press Release dated September 12, 2005


                                        SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        EPOCH HOLDING CORPORATION

                                        /s/ Adam Borak
                                        _______________________________
                                        Name:  Adam Borak
                                        Title: Chief Financial Officer

Date: September 12, 2005